Exhibit 21.1

DANAHER CORPORATION & SUBSIDIARIES

Company Name	Jurisdiction
966141 Ontario Inc.	Ontario
AB Qualitrol AKM	Sweden
ABEK LLC	Delaware
AC Intermediate Co.	Ohio
ACCU-Sort Asia Pacific PTE LTD	Singapore
ACCU-SORT Europe GmbH	Germany
ACCU-SORT Systems Australia PTY.LTD	Australia
ACCU-SORT Systems, Inc.	Pennsylvania
ACME-Cleveland Corporation	Ohio
Allesee Orthondontic Appliances, Inc.	Wisconsin
Alltec Angewandte Laserlicht Technologie GmbH	Germany
Alltec Italia S.r.l.	Italy
Alltec UK Ltd.	United Kingdom
American Precision Industries, Inc.	Delaware
American Thermocraft Corporation	New Jersey
Anderson Instrument Co., Inc.	New York
Anderson Instrument Company LP	Ontario
API Development Corporation	New York
API Harowe (St. Kitts) LTD.	St. Christopher/Nevis
API Wisconsin Inc.	Wisconsin
ApS KBUS 38 nr. 2018	Denmark
ApS KBUS38 nr. 2017	Denmark
Aquafine Corporation	California
Aquafine GmbH	Germany
Armstrong Tools, Inc.	Delaware
ARTUS Mistral SAS	France
ARTUS S.A.S.	France
ARTUS Vietnam Co., Ltd.	Vietnam
Assembly Technologies LLC	Delaware
Attachments International, Inc.	California
Autotank AB	Sweden
Autotank AS	Norway
Autotank Halmstad AB	Sweden
Autotank Holding AB	Sweden
Autotank OÜ	Estonia
Autotank Products AB	Sweden
Autotank Russia OOO	Russia
Autotank SIA	Lativa
Autotank Skellefteå AB	Sweden
Autotank Spólka z ograniczonl odpowiedzialnolcil	Poland
Aviation Mobility Canada LP	Ontario
Aviation Mobility, LLC	Delaware
Ball Screws and Actuators Co., Inc.	California
BAL-TEC Aktiengesellschaft	Liechtenstein
BAL-TEC Innovations GmbH	Germany
Bård Andersen AS	Norway
Beha-Amprobe GmbH	Germany
Beijing Chang GI Service Station Equipment Co., LTD	China
Beijing Dianyan Electronic Instruments Co. Ltd.	China
Beijing Fluke Shilu Instruments Maintenance & Service Co. Ltd.	China
Beijing Raytek Photoelectric Technology Co. Ltd.	China

Company Name	Jurisdiction
Bobinas del Sur, S.A. de C.V.	Mexico
Broomco (3429) Limited	United Kingdom
CAL Controls Limited	United Kingdom
Calzoni S.r.l.	Italy
Cambridge Instruments LTD	United Kingdom
Cambridge Marking Co. LTD (Shanghai)	China
ChemTreat Argentina, S.R.L.	Argentina
ChemTreat Dominicana, S.A.	Dominican Republic
ChemTreat Incorporated Chile Limitada	Chile
ChemTreat International Inc.	Virginia
ChemTreat Jamaica, Limited	Jamaica
ChemTreat Mexico, S. de R.L. de C.V.	Mexico
ChemTreat Puerto Rico Inc.	Virginia
ChemTreat Trinidad, Limited	Trinidad
ChemTreat Venezuela, S.R.L.	Venezuela
ChemTreat, Inc.	Virginia
Claricom Limited	United Kingdom
Cleveland Precision Systems GmbH	Germany
Codificadora y Etquetadora Willett LTDA.	Chile
Coding Management Limited	United Kingdom
Comark Instruments, Inc.	Delaware
Comark Limited	United Kingdom
Communications Technology Mexico, S.A.de C.V.	Mexico
Counterfight Solutions Limited	United Kingdom
Crannog Software (UK) Limited	United Kingdom
Cryla S.A.S.	France
Danaher (Shanghai) Industrial Instrumentation Technologies R&D Co., Ltd	China
Danaher (Shanghai) Management Co.Ltd.	China
Danaher Acquisition Finance GmbH	Germany
Danaher Acquisition GmbH	Germany
Danaher Acquisition Holding GmbH	Germany
DANAHER AUSTRALIA FINANCE PTY LTD	Australia
Danaher Australia Holding PTY LTD	Australia
Danaher Canada Partners Inc.	Ontario
Danaher Canadian Finance LP	Ontario
Danaher Canadian Holdings LP	Ontario
Danaher China Holding Ltd.	Hong Kong
Danaher Dental Technology Investments, Inc.	Delaware
Danaher European Finance Company EHF	Iceland
Danaher European Finance S.A.	Luxembourg
Danaher Evolution GmbH	Germany
Danaher Finance APS	Denmark
Danaher Finance Company	Delaware
Danaher Finance Company AB	Sweden
Danaher Finance Company Limited	Cayman Islands
Danaher Finance Company, LLC	Delaware
Danaher Foundation	Illinois
Danaher GbR	Germany
Danaher General Partner Company Inc.	Ontario
Danaher HK Holdings Ltd.	Hong Kong

Company Name	Jurisdiction
Danaher Holding B.V.	Netherlands
Danaher Holding GmbH	Germany
Danaher Hong Kong Finance LTD	Hong Kong
Danaher Hong Kong Limited	Hong Kong
Danaher Iceland Finance Company LTD	Iceland
Danaher ICG Japan Co. LTD.	Japan
Danaher Industrial Controls GmbH	Germany
Danaher Insurance Company	Vermont
Danaher IP Ireland Ltd	Ireland
Danaher Linear GmbH	Germany
Danaher Luxembourg Sarl	Luxembourg
Danaher Malta Limited	Malta
Danaher Medical ApS	Denmark
Danaher Motion (Hong Kong) Limited	Hong Kong
Danaher Motion Finance GmbH	Germany
Danaher Motion GmbH	Germany
Danaher Motion Holding GmbH	Germany
Danaher Motion i Flen AB	Sweden
Danaher Motion Inc.	Korea
Danaher Motion Israel Ltd. (Servotech)	Israel
Danaher Motion Japan Co. Ltd.	Japan
Danaher Motion LLC	Delaware
Danaher Motion S.A.	Switzerland
Danaher Motion S.r.l.	Italy
Danaher Motion s.r.o	Czech Republic
Danaher Motion Saro AB	Sweden
Danaher Motion SAS	France
Danaher Motion Stockholm AB	Sweden
Danaher Motion Technology, LLC	Delaware
Danaher Motion UK Company	United Kingdom
Danaher Setra-ICG (Tianjin) Co. Ltd.	China
Danaher Tax Administration ApS	Denmark
Danaher Tool (Shandong) Co. Ltd.	China
Danaher Tool (Shanghai) Ltd.	China
Danaher Tool Group LP	Canada
Danaher Tool Ltd.	Hong Kong
Danaher Tools and Components LP	Ontario
Danaher UK Finance Inc.	Delaware
Danaher UK Industries (2006) Ltd.	United Kingdom
Danaher UK Industries Limited	United Kingdom
Danaher UK Partners	Scotland
Danaher Verwaltungs GmbH	Germany
DANIZE COMÉRCIO DE MATERIAIS GRÁFICOS LTDA	Brazil
DANRAD ApS	Denmark
Data Recorders Incorporated	Delaware
DATAPAQ GmbH	Germany
DATAPAQ Inc.	Massachusetts
DATAPAQ Limited	United Kingdom
DCI Consolidated Industries, Inc.	Delaware
Delta Consolidated Industries, Inc.	Arkansas
Dental Equipment LLC	Delaware

Company Name	Jurisdiction
Desertmoon Holdings Ltd.	Cyprus
DEXIS LLC	Delaware
DH Denmark Holding ApS	Denmark
DH Holdings Corp.	Delaware
DHCDAN Holding ApS	Denmark
DHR Holding India Pvt Ltd	India
Diesel Engine Retarders, Inc.	Delaware
DJ ACQUISITION PTY LTD	Australia
DKK-Toa Corporation	Japan
DMG Partners	Delaware
DMG Plastics, Inc.	Delaware
Dolan-Jenner Industries, Inc.	Massachusetts
DOMS A/S	Denmark
Dr. Bruno Lange AG	Switzerland
Dr. Lange Nederland B.V.	Netherlands
DT Holdings Ltd.	Cayman Islands
Dynapar Corporation	Illinois
E D S C Research and Development Private Limited	India
Easco Hand Tools Inc.	Delaware
Edelweiss Holdings ApS	Denmark
ELE International GmbH	Germany
ELE International Limited	United Kingdom
ELE International LLC	Delaware
EXE International Inc.	Delaware
FJ 900, Inc.	Delaware
Flow Measurement Corporation	Delaware
Fluke (G.B.) LTD	United Kingdom
Fluke Australia Holding Pty Ltd	Australia
Fluke Australia PTY LTD	Australia
Fluke Belgium N.V./S.A.	Belgium
Fluke Biomedical Europe A/S	Norway
Fluke Biomedical Holding Company	Delaware
Fluke Biomedical LLC	Delaware
Fluke China Limited	China
Fluke Corporation	Washington
Fluke Denmark A/S	Denmark
Fluke Deutschland GmbH	Germany
Fluke Do Brazil LTDA.	Brazil
Fluke Electronics Canada LP	Ontario
Fluke Electronics Corporation	Delaware
Fluke Electronics Sdn. Bhd. (Malaysia)	Malaysia
Fluke Europe B.V.	Netherlands
Fluke Finance Company EHF	Iceland
Fluke Finance Company LTD	Cayman Islands
Fluke Finland OY	Finland
Fluke France S.A.S.	France
Fluke Holding B.V.	Netherlands
Fluke Holding Company AB	Sweden
Fluke Holding Company Limited	Cayman Islands
Fluke Iberica S.L.	Spain
Fluke Industrial B.V.	Netherlands

Company Name	Jurisdiction
Fluke International Corporation (DE)	Delaware
Fluke International Holdings B.V.	Netherlands
Fluke Italia S.r.l.	Italy
Fluke Nederland B.V.	Netherlands
Fluke Nederland C.V.	Netherlands
Fluke Norge A/S	Norway
Fluke Precision Measurements LTD	United Kingdom
Fluke Shanghai Corporation	China
Fluke Singapore Holdings Pte Ltd	Singapore
Fluke Software Ireland Limited	Ireland
Fluke South East Asia Pte. Ltd.	Singapore
Fluke Sverige AB	Sweden
Fluke Switzerland GmbH	Switzerland
Fluke U.K. LTD.	United Kingdom
Fluke Vertriebsgesellschaft m.b.H.	Austria
G&L Motion Control Inc.	Delaware
Gems Sensors GmbH	Germany
Gems Sensors Inc.	Delaware
Gems Sensors Limited	United Kingdom
Gems Sensors Pension Trustees Limited	United Kingdom
Gendex Corp.	Delaware
Gendex Dental Systems KK	Japan
Gendex Dental Systems LP	Ontario
Gendex Dental Systems PTY LTD	Australia
Gendex Dental Systems s.r.l.	Italy
GID Acquisition Company	Delaware
Gilbarco (NZ) Holdings Ltd	United Kingdom
Gilbarco (NZ) LTD	New Zealand
Gilbarco Australia Holding Pty Ltd	Australia
Gilbarco Australia Pty Ltd.	Australia
Gilbarco Canada Corporation / LaCorporation Gilbarco Canadienne	Nova Scotia
Gilbarco GmbH & Co. KG	Germany
Gilbarco Hong Kong Ltd.	Hong Kong
Gilbarco Inc.	Delaware
Gilbarco International, Inc.	Delaware
Gilbarco Latin America Andina	Chile
Gilbarco Latin America S.A.	Argentina
Gilbarco LTD (UK)	United Kingdom
Gilbarco S.R.L.	Italy
Gilbarco Veeder-Root Asia Pte Ltd	Singapore
Gilbarco Verwaltungs GmbH	Germany
Gilbert & Barker (NZ) PTY LTD	New Zealand
Gilbert & Barker Australia PTY LTD	Australia
GLI International Limited	United Kingdom
GP eta s.r.o.	Czech Republic
Great Plains Meter, Inc.	Nebraska
Hach Company	Delaware
Hach Lange AB	Sweden
Hach Lange Acquisition Limited	United Kingdom
Hach Lange ApS	Denmark

Company Name	Jurisdiction
Hach Lange Controle e Analise de Aguas Ltda.	Portugal
Hach Lange d.o.o., Slovenia	Slovenia
Hach Lange EOOD (Bulgaria)	Bulgaria
Hach Lange Finance GmbH	Germany
Hach Lange France S.A.S.	France
Hach Lange Ges.mbh.	Austria
Hach Lange GmbH	Germany
Hach Lange Holding GmbH	Germany
Hach Lange Kereskedelmi Kft. (Hungary)	Hungary
Hach Lange LDA	Portugal
Hach Lange LTD (Ireland)	Ireland
Hach Lange LTD (UK)	United Kingdom
Hach Lange Maroc SARL	Morocco
HACH LANGE Monoprosopi EPE	Greece
Hach Lange N.V.	Belgium
Hach Lange S.L.	Spain
Hach Lange S.r.l. (Italy)	Italy
Hach Lange s.r.l. (Romania)	Romania
Hach Lange s.r.o. (Czech Republic)	Czech Republic
Hach Lange s.r.o. (Slovakia)	Slovakia
Hach Lange Sp. z.o.o.	Poland
Hach Lange, Su Analiz Sistemleri Ltd. Sti (Turkey)	Turkey
Hach Pacific Pty Ltd	Australia
Hach S.A.S.	France
Hach Sales & Service Canada LTD	Canada
Hach Ultra Analytics GmbH	Germany
Hach Ultra Analytics Inc.	California
Hach Ultra Analytics SA	Switzerland
Hach Ultra Analytics South Africa Pty. Ltd.	South Africa
Hand Tool Design Corporation	Delaware
Hart Scientific, LLC	Delaware
Hawk IR International Limited	United Kingdom
Hawk IR International SARL	France
Hawk IR International, Inc	North Carolina
Heat Transfer Guarantee Co., LLC	Delaware
Hecon Properties, Inc.	New Jersey
Hector Finance LTD	Alberta
Helen Acquisition Corp.	Delaware
Hengstler Controle Numerique S.A.S.	France
Hengstler Finance GmbH	Germany
Hengstler GmbH	Germany
Hengstler Holding GmbH	Germany
Hengstler s.r.o. Kezmarok	Slovakia
Hennessy Canada LLC	Delaware
Hennessy Industries Canada LP	Ontario
Hennessy Industries, Inc.	Delaware
Holo-Krome Company	Delaware
Holo-Krome Limited	United Kingdom
Hunfin Limited	Ireland
Husky Acquisition LLC	Delaware
ICG Holdings Srl	Italy

Company Name	Jurisdiction
Imaging Sciences International LLC	Delaware
Industrial Fasteners, Inc.	Delaware
Industrial Sensors, Inc.	Delaware
Inet Technologies International, Inc.	Delaware
Innotrac Diagnostics Oy	Finland
Innova LifeSciences Corporation	Ontario
Interdent Holding S.A.	Switzerland
Intervest S.A.	Argentina
Inuctan Oy	Finland
Invetech (R&D) PTY LTD	Victoria
Invetech Investments Pty Ltd	Victoria
Invetech PTY LTD	Victoria
Invetech Services Pty Ltd	Victoria
Invetech Technology Consulting PTY LTD	Victoria
Invetech, Inc.	Delaware
IPL (USA) Trading Inc.	Delaware
Ircon B.V	Netherlands
Ircon, Inc.	Delaware
Ireland Meter Electronics (Hong Kong) Ltd.	Hong Kong
Ireland Meter Electronics Zhuhai Co. Ltd.	China
Jacobs (Suzhou) Vehicle Systems Co., Ltd	China
Jacobs Chuck (Hong Kong) Limited	Hong Kong
Jacobs Chuck Manufacturing Company	Delaware
Jacobs Chuck Manufacturing Company Ltd. (Suzhou)	China
Jacobs Chuck Trading Co. Ltd. (Shanghai)	China
Jacobs Holding Company	United Kingdom
Jacobs Holdings Ltd.	Cayman Islands
Jacobs Manufacturing Co. Ltd.	United Kingdom
Jacobs Mexico, S.A.de C.V.	Mexico
Jacobs Vehicle Systems, Inc.	Delaware
Janos Technology LLC	Delaware
Jeneric/Pentron Incorporated	Connecticut
Jennings Land Co.	Delaware
Jessie & J Company Limited	Hong Kong
Jessie & J Holdings Limited	Cayman Islands
Joslyn Canada	Ontario
Joslyn Clark Controls, LLC	Delaware
Joslyn Electronic Systems Company, LLC	Delaware
Joslyn Holding Company	Delaware
Joslyn Industries	Canada
Joslyn Manufacturing Company LLC	Delaware
Joslyn Nova Scotia Unlimited Liability Company	Nova Scotia
Joslyn Sunbank Company, LLC	California
JS Technology, Inc.	Delaware
Jung Feintechnik GmbH	Germany
K.K. Fluke Japan	Japan
K.K. HACH ULTRA JAPAN	Japan
Kabushiki Kaisha Shirokusu Shika Shokai	Japan
KACO Elekrotechnik GmbH	Germany
Kaltenbach & Voight GmbH	Germany
Kaltenbach & Voigt Finance GmbH	Germany

Company Name	Jurisdiction
Kaltenbach & Voigt Holding GmbH	Germany
KAVO Austria Dentalwarenhandelsgesellschaft mbH	Austria
KAVO Benelux N.V.	Belgium
KAVO CZ spol.s.r.o.	Czech Republic
KAVO Dental Asia-Pacific PTE. LTD.	Singapore
KAVO Dental Corporation	Illinois
KAVO Dental GmbH	Germany
KAVO Dental Ltd.	United Kingdom
KAVO Dental Manufacturing, Inc.	Delaware
KAVO Dental Russland o.o.o.	Russia
KAVO Dental S.A.	Switzerland
KAVO Dental S.A.S.	France
KAVO Dental S.L.	Spain
KAVO Dental Supply (Malaysia) SDN BHD	Malaysia
KAVO do Brasil Industria e Comercio LTDA	Brazil
KaVo Hilfe e.V.	Germany
KAVO Italia S.r.l.	Italy
KAVO Nederland B.V.	Netherlands
KAVO Osaka K.K.	Japan
KAVO Polska Sp.Z.o.o.	Poland
KAVO Promedi S.r.l.	Italy
KAVO Scandinavia A.B.	Sweden
KB Instrumate	Sweden
KDS Systems Company	Delaware
Kerr AG (Europe)	Switzerland
Kerr Australia PTY Limited	Australia
Kerr Australia Holding Pty Ltd.	Australia
Kerr Corporation	Delaware
Kerr GmbH	Germany
Kerr IP, LLC	Delaware
Kerr Italia S.r.l.	Italy
Kerr U.K. Limited	United Kingdom
KerrHawe S.A	Switzerland
KERRSPOFA LTD.	Cayman Islands
Kingsley Tools, Inc.	Delaware
Kollmorgen Asia Investment Company	Delaware
Kollmorgen Corporation	New York
Kollmorgen Finance Private Ltd. Co.	Cyprus
Kollmorgen Holding Company AB	Sweden
Kollmorgen India Investment Company	Mauritius
Kollmorgen International LLC	Delaware
Kollmorgen Overseas Development Corporation	Delaware
Kollmorgen S.A.S.	France
Kollmorgen Securities Corporation	Massachusetts
Kollmorgen Servotronix Ltd.	Israel
Kurt Kaltenbach Stiftung GmbH	Germany
Launchchange Finance Limited	United Kingdom
Launchchange Finance Sarl	Luxembourg
Launchchange Holding Company	United Kingdom
Launchchange Inc.	Delaware
Launchchange Instrumentation Limited	United Kingdom

Company Name	Jurisdiction
Launchchange Ireland Ltd	Ireland
Launchchange Limited	United Kingdom
Lea Way Hand Tool Ltd.	Taiwan
Leftfront Holdings Pty Ltd	New South Wales
Leftfront Pty Ltd	Victoria
Leica Biosystems Melbourne Pty Ltd	Victoria
Leica Biosystems Newcastle Limited	United Kingdom
Leica Biosystems Nussloch GmbH	Germany
Leica Biosystems St. Louis LLC	Delaware
Leica BSD International Pty Ltd	Victoria
Leica Instruments (Singapore) Pte Ltd	Singapore
Leica Instruments Ltd Shanghai	China
Leica Microsistemas Instrumentos de Precisao Sociedade unipessoal, Limitada	Portugal
Leica Microsistemas SA	Spain
Leica Microsystems (Hong Kong) Limited	Hong Kong
Leica Microsystems (SEA) Pte Ltd	Singapore
Leica Microsystems (Shanghai) Ltd	China
Leica Microsystems A/S	Denmark
Leica Microsystems AB	Sweden
Leica Microsystems AG (Schweiz)	Switzerland
Leica Microsystems Australia Holding Pty Ltd	Australia
Leica Microsystems Belgium BVBA	Belgium
Leica Microsystems BV	Netherlands
Leica Microsystems Cambridge Limited	United Kingdom
Leica Microsystems Canada	Ontario
Leica Microsystems CMS GmbH	Germany
Leica Microsystems GmbH	Germany
Leica Microsystems Holdings GmbH	Germany
Leica Microsystems Holdings Inc.	Delaware
Leica Microsystems Inc.	Delaware
Leica Microsystems IR GmbH	Germany
Leica Microsystems KK	Japan
Leica Microsystems Limited (UK)	United Kingdom
Leica Microsystems Pty Ltd	Australia
Leica Microsystems S.A.S.	France
Leica Microsystems S.p.A.	Italy
Leica Microsystems Trading (Shanghai) Ltd	China
Leica Mikrosysteme GmbH	Austria
Leica Mikrosysteme Handelgesellschaft mbH	Austria
Leica Mikrosysteme Vertrieb GmbH	Germany
Leica Technology B.V.	Netherlands
Leitz Vermogensverwaltungs und Beteiligungsgesellschaft mbH	Germany
LEM HEME Ltd.	United Kingdom
LEM Instruments & Meters Co. Ltd.	China
LEM NORMA GmbH	Austria
Light Controls Corp.	Delaware
Linear Motion LLC	Delaware
Linx Acquisition Limited	United Kingdom
Linx Asia Limited	Hong Kong
Linx Printing Technologies Limited	United Kingdom

Company Name	Jurisdiction
Linx S.A.S.	France
Linx Technologies Limited	United Kingdom
LLP Holdings PTY LTD	Victoria
Logitron Asia Ltd (Thailand)	Thailand
Logitron International S.à r.l.	Luxembourg
LW Holdings Ltd.	Hong Kong
LWHT Corporation	Taiwan
Mankeen Investment LTD	United Kingdom
Marley Pump Europe B.V.	Netherlands
Marsh Interex Ltd.	Jamaica
Marsh Label Technologies LLC	Missouri
Marsh-McBirney, Inc.	Maryland
Master Gears Corp.	Delaware
Matco Tools Canada	Ontario
Matco Tools Corporation	New Jersey
Maxtek Components Corporation	Delaware
McCormick Selph Holdings, Inc.	Delaware
McCrometer, Inc.	Delaware
Mechanics Custom Tools Corporation	Delaware
Metrex Research Corporation	Wisconsin
Metron US., Inc.	Michigan
Microtest Europe LTD.	United Kingdom
Moonsilk Holdings Limited	United Kingdom
Moonsilk Limited	United Kingdom
Motion Engineering Incorporated	California
Motion Engineering K.K.	Japan
Motion Engineering UK LTD	United Kingdom
Namco Controls Corporation	Ohio
Namco Controls GmbH	Germany
NEFF Antriesbstechnik Automation GmbH	Germany
Negele Messtechnik GmbH	Germany
Newtown Manufacturing Company, Inc.	Connecticut
NLL Investments (UK)	United Kingdom
NLL Subco PTY LTD	Australia
NMTC Partners Inc.	Ontario
NMTC, Inc.	Delaware
Noglia Vermogensverwaltung GmbH	Germany
Norcim LLC	New York
Novocasta Holdings LTD	United Kingdom
OECO Holdings, LLC	Delaware
OECO LLC	Delaware
OldTide Corp.	California
OOO SPOFA DENTAL	Russia
Orbisphere Limited	United Kingdom
Orbisphere Management Holdings S.A.	Switzerland
Ormco Australia Holding Pty Ltd	Australia
Ormco BV	Netherlands
Ormco Corporation	Delaware
Ormco de Mexico, S.A. de C.V.	Mexico
Ormco Europe BV	Netherlands
Ormco GmbH	Germany

Company Name	Jurisdiction
Ormco IP, LLC	Delaware
Ormco Pty. Limited	Australia
Ormex, S.A. de C.V.	Mexico
Ormodent Belgique S.A.	Belgium
Ormodent LDA	Portugal
ORMODENT LTD	Israel
Ormodent S.A.S.	France
OTT France S.a.r.l.	France
OTT Hydrometria, S.L.	Spain
OTT Hydrometrie A.G.	Switzerland
OTT Hydrometry LTD	United Kingdom
OTT Latinoamerica, C.A.	Venezuela
OTT Messtechnik GmbH & Co. KG	Germany
OTT Messtechnik Verwaltungs GmbH	Germany
OTT Southern Africa PTY LTD	South Africa
Oy Autotank Ab	Finland
Pacific Scientific Company	California
Pacific Scientific Energetic Materials Company (Arizona) LLC	Delaware
Pacific Scientific Energetic Materials Company (California) Inc.	California
Pacific Scientific Energetics Company, Hollister Division, LLC	Delaware
Pacific Scientific GmbH	Germany
Pacific Scientific Ltd.	United Kingdom
PacSci Motion Control, Inc.	Massachusetts
Pentron Clinical Technologies, LLC	Connecticut
Pentron Corporation	Delaware
Pentron Laboratory Technologies, LLC	Connecticut
Petroleum Industry Controls, Inc.	Delaware
Piccadilly Precision Engineering LTD	United Kingdom
Pinnacle Products Inc.	Wisconsin
Portescap	Switzerland
Portescap Danaher Motion U.K. LTD.	United Kingdom
Portescap Danaher Motion U.S. LLC	Delaware
Portescap France SAS	France
Portescap India Private Limited	India
Portescap International	Switzerland
Portescap Malaysia SDN. BHD.	Malaysia
Portescap Singapore PTE LTD	Singapore
Portescap U.S. Inc.	New York
Portescap UK LTD	United Kingdom
Power Tool Holders Incorporated	Delaware
Power Transformer Controls Company	Delaware
Precision Gauges, Inc.	Delaware
Precision Optics Training Centre Pte Ltd	Singapore
Premier Global Search, Inc.	Delaware
Prozes und Maschinen Automation GmbH	Germany
Qualitrol Company LLC	Delaware
Qualitrol Finance Corp.	Delaware
Qualitrol GmbH	Germany
Qualitrol Holding Company	Delaware
Qualitrol Holding GmbH	Germany
Qualitrol Instruments Ltd.	United Kingdom

Company Name	Jurisdiction
Qualitrol Instruments SA	Brussels
Quality Wire Processing, Inc.	Delaware
R. Jung GmbH	Germany
Radiometer (UK) Ltd.	United Kingdom
Radiometer America Inc.	Delaware
Radiometer Analytical S.A.S.	France
Radiometer Australia Holding Pty Ltd	Australia
Radiometer Basel AG	Switzerland
Radiometer Canada LP	Ontario
Radiometer Finance Corp.	Delaware
Radiometer Finans A/S	Denmark
Radiometer GmbH	Germany
Radiometer Iberica S.A.	Spain
Radiometer Inc.	Delaware
Radiometer Ireland Ltd.	Ireland
Radiometer K.K.	Japan
Radiometer Ltd.	United Kingdom
Radiometer Medical ApS	Denmark
Radiometer Medical Equipment (Shanghai) Co. Ltd	China
Radiometer Medical Sales Pty. Ltd.	Australia
Radiometer Nederland B.V.	Netherlands
Radiometer Pacific Ltd.	New Zealand
Radiometer Pacific Pty. Ltd.	Australia
Radiometer RSCH GmbH	Switzerland
Radiometer S.A.S.	France
Radiometer s.r.o.	Czech Republic
Radiometer Spolka z.o.o.	Poland
Raven Acquisition ApS	Denmark
Raytek Corporation	California
Raytek Do Brasil LTDA	Brazil
Raytek GmbH	Germany
Raytek Investments LTD (Mauritius)	Mauritius
R-Can Environmental Inc.	Ontario
Robin Electronics LTD	United Kingdom
Saner Linx Beschriftungstechnik	Switzerland
SDS Canada Partnership Limited	Nova Scotia
SDS de Mexico, S.A. de C.V.	Mexico
SDS Dental Holdings Company	Nova Scotia
SDS Kerr Co., Limited	Thailand
Sea-Bird Electronics, Inc.	Washington
Securaplane Technologies, Inc.	Arizona
Sendx Medical Inc.	Delaware
Senstronics Holdings Limited	United Kingdom
Senstronics Limited	United Kingdom
Service Station Products Company	Delaware
Setra Systems, Inc.	Massachusetts
Shanghai Safa Plating Co. LTD	China
Shanghai Safe Plastic Cement Co. Ltd.	China
Shanghai Safu Machinery Hardware Co. Ltd.	China
Shanghai Sata Tools Machinery Manufacturing Co. Ltd.	China
Shanghai Shilu Instrument Co. Ltd.	China

Company Name	Jurisdiction
Sheriff Acquisition Company	Illinois
Shirokusa Dental Supply Works	Japan
Societe Civile Immobiliere	France
Socodent S.A.S.	France
Sonix Inc.	Virginia
Sonix K.K.	Japan
Sonix Technologies SDV.BHD.	Malaysia
SpofaDental a.s.	Czech Republic
Stampede Acquisition Limited	United Kingdom
SunBank de Mexico, S.de RL de CV	Mexico
SunBank Family of Companies, LLC	California
Superior Electric Holding Group LLC	Delaware
Surgipath Canada, Inc.	Canada
Surgipath Europe Limited	United Kingdom
Surgipath Medical Industries, Inc.	Illinois
Swiss Precision Parts Corp.	Delaware
SWL Management GmbH	Germany
Sybron Alberta Limited	Alberta
Sybron Canada Funding Limited Partnership	Nova Scotia
Sybron Canada General Partner Company	Nova Scotia
Sybron Canada Holdings, Inc.	Delaware
Sybron Canada Limited Partner Company	Nova Scotia
Sybron Canada Limited/Sybron Canada Limitee	Ontario
Sybron Dental Specialties Japan, Inc.	Japan
Sybron Dental Specialties, Inc.	Delaware
Sybron Implant Solutions Corporation	Ontario
Sybron Implant Solutions GmbH	Germany
Sybron Implant Solutions Pty Ltd.	Australia
Sybron Implant Solutions UK Limited	United Kingdom
TECNA Srl	Italy
Tektronix AB	Sweden
Tektronix (Barbados) Limited	Barbados
Tektronix (China) Co., Limited	China
Tektronix (India) Private Ltd.	India
Tektronix Analysis Software, Inc.	Oregon
Tektronix Asia, Ltd.	Oregon
Tektronix Berlin G.m.b.H. & Co. KG	Germany
Tektronix Berlin Verwaltungs G.m.b.H.	Germany
Tektronix Bristol Limited	United Kingdom
Tektronix Cambridge Limited	United Kingdom
Tektronix Canada Inc.	Ontario
Tektronix China Business Trust	China
Tektronix China Holdings Ltd.	Cayman Islands
Tektronix China Investments Ltd.	Cayman Islands
Tektronix Communications Engineering S.R.L.	Moldova
Tektronix Development Company	Oregon
Tektronix Engineering Development (India) Private Limited	India
Tektronix Española SA	Spain
Tektronix Export, Inc.	Oregon
Tektronix Federal Systems, Inc.	Oregon
Tektronix Finance Limited	United Kingdom

Company Name	Jurisdiction
Tektronix G.m.b.H.	Germany
Tektronix GESELLSCHAFT m.b.H.	Austria
Tektronix Holland B.V.	Holland
Tektronix Hong Kong Limited	Hong Kong
Tektronix IC-DISC Inc.	Delaware
Tektronix Inc.	Oregon
Tektronix Industria Comercio Ltda	Brazil
Tektronix International GmbH	Switzerland
Tektronix International Inc.	Oregon
Tektronix International Sales GmbH	Switzerland
Tektronix Japan Ltd.	Japan
Tektronix Korea, Ltd.	Korea
Tektronix Netherlands Holding B.V.	Netherlands
Tektronix Network Systems GmbH	Germany
Tektronix Network Systems Pty Ltd	Australia
Tektronix Oy	Finland
Tektronix Padova S.p.A.	Italy
Tektronix S.A.	France
Tektronix S.p.A.	Italy
Tektronix SA de C.V.	Mexico
Tektronix Southeast Asia Pte Ltd.	Singapore
Tektronix Taiwan, Ltd	Taiwan
Tektronix Texas, LLC	Delaware
Tektronix U.K. Holdings Limited	United Kingdom
Tektronix U.K. Limited	United Kingdom
Tenzen Limited	United Kingdom
Tfe Techniques et Fabrication Electroniques SAS	France
The Allen Manufacturing Company	Delaware
The Anglodent Company	United Kingdom
Thomson 60 Case LLC	Delaware
Thomson Barnstaple Limited	United Kingdom
Thomson Bay Company LLC	Delaware
Thomson Industries S.de R.L. de C.V.	Mexico
Thomson Industries, Inc.	New York
Thomson International Holdings LLC	Delaware
Thomson Micron LLC	New York
Tianjin Danaher Motion Co. Ltd.	China
Tollo Linear AB	Sweden
Trojan Investment Company LP	Ontario
Trojan Technologies	Ontario
Trojan Technologies Deutschland GmbH	Germany
Trojan Technologies Espana S.L.	Spain
Trojan Technologies ULC	Ontario
Trojan Technologies, Inc.	Georgia
Trojan US Holdings Inc.	Delaware
Trojan UV Holdings Corp.	Delaware
TrojanUV Technologies UK Limited	United Kingdom
Truck Storage Incorporated	Delaware
U.S. Peroxide LLC	Delaware
UAB Autotank	Lithuania
Universal Technic SAS	France

Company Name	Jurisdiction
Utica Holding Company	Delaware
Veeder-Root Company	Delaware
Veeder-Root Do Brasil LTDA	Brazil
Veeder-Root Environmental Systems, Ltd.	United Kingdom
Veeder-Root Finance Company	United Kingdom
Veeder-Root Finance GmbH	Germany
Veeder-Root GmbH	Germany
Veeder-Root Holding GmbH	Germany
Veeder-Root Ltd.	United Kingdom
Veeder-Root Petroleum Shanghai	China
Venture Measurement Company LLC	Delaware
Verigard LLC	Delaware
Verwaltungs- und Beteiligunggesellschaft Bach GmbH	Germany
VFS (USA) Trading Inc.	Delaware
VI Holdings PTY LTD	Victoria
Victory Acquisition Ltda.	Brazil
VIDA Employee Trust Limited	United Kingdom
VIDA Group Limited	United Kingdom
Videojet Beteiligungs GmbH	Germany
VideoJet do Brazil	Brazil
Videojet GmbH & Co KG	Germany
Videojet Guangzhou Packaging Equipment Co Ltd.	China
Videojet K.K.	Japan
Videojet Technologies (2006) LTD	United Kingdom
Videojet Technologies (Asia HQ) Pte Ltd	Singapore
Videojet Technologies (CP) LTD	United Kingdom
Videojet Technologies (I) Pvt. Ltd	India
Videojet Technologies (S) PTE. LTD.	Singapore
Videojet Technologies (Shanghai) Co., Ltd.	China
Videojet Technologies B.V.	Netherlands
Videojet Technologies Canada L.P.	Canada
Videojet Technologies Europe B.V.	Netherlands
Videojet Technologies GmbH	Germany
Videojet Technologies Inc.	Delaware
Videojet Technologies JSC	Russia
Videojet Technologies LTD	United Kingdom
Videojet Technologies PTE. LTD. (Asia HQ)	Singapore
Videojet Technologies S.A.S.	France
Videojet Technologies S.L.	Spain
Videojet Technologies S.L.—Sucussal em Portugal	Portugal
Videojet Technologies SP z.o.o.	Poland
Videojet Technologies Suisse GmbH	Switzerland
Videojet Technologies Urun Kodlama ve Etiketleme Danismanlik ve Tic. LTD. STI	Turkey
Videojet Technologies Urun Kodlama ve Etiketleme Danismanlik ve Ticaret Limited Sirketi	Turkey
Videojet Verwaltungs GmbH	Germany
Vision BioSystems (Europe) LTD	United Kingdom
Vision Finance Corporation PTY LTD	Victoria
Vision IP PTY LTD	Victoria
Vision Properties PTY LTD	Victoria

Company Name	Jurisdiction
Vision Systems PTY LTD	Victoria
Visual Networks Italia S.r.l.	Italy
VSE Holdings PTY LTD
VSL (UK) Holdings	Victoria
VSL Group Holdings PTY LTD	United Kingdom
VSL Invest Subco 1 PTY LTD	Victoria
VSL Investments LLP (Limited Partnership)	Victoria
VSL R&D Subco 2 PTY LTD	Australia
VSL R&D Subco Pty Ltd	Victoria
Wermex Corporation	Australia
West Instruments Ltd.	Texas
Western Pacific Industries Inc.	United Kingdom
WIL N.V.	Delaware
Willett America Inc.	Netherlands Antilles
Willett GmbH	Texas
Willett Holdings B.V.	Germany
Willett Industriessysteme Handelgsges.mbH	Netherlands
Willett International Limited	Austria
Willett Korea Co., Ltd.	United Kingdom
Willett Limited (Thailand)	Korea
Willett Overseas Limited	Thailand
Willett S.A. (Uruguay)	United Kingdom
Willett Srl	Uruguay
Zhuhai FTZ Videojet CIJ TEchnologies CO. LTD	Italy
Zhuhai S.E.Z. Videojet Electronics Ltd.	China
Zhuji Jacobs Vehicle Systems Co. Ltd.	China
Zibo Kehui Electric Co. LTD	China
Zipher Limited	China
Züllig AG	United Kingdom
Züllig GmbH	Switzerland
Germany